SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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BIG SKY ENERGY CORPORATION
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Date Filed: May 27, 2005

BIG SKY ENERGY CORPORATION

Principal Place of Business: Suite 3, 132 Dostyk Avenue Almaty, Kazakhstan 650051 7-3272-628-394	Executive and Administrative Offices: 750, 440 – 2 Avenue S.W. Calgary, Alberta Canada T2P 5E9 403.234.8885

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 30, 2005

To the Shareholders of Big Sky Energy Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Shareholders of Big Sky Energy Corporation, a Nevada corporation (the "Company"), will be held at 10:00 a.m., local time, on June 30, 2005, at the Company’s executive offices, 750, 440 -2nd Avenue, S.W., Calgary, Alberta, Canada T2P 5E9 for the following purposes:

a)	To elect 10 members to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;
b)	To ratify the Board of Directors' selection of auditors, BDO Kazakhstanaudit LLP, for the 2005 fiscal year;
c)	To approve amendments to the Big Sky Energy Corporation. Stock Award Plan;
d)	To approve the increase in share capital of Big Sky Energy Corporation to 500,000,000
(e)	To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof

In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business, Calgary, Alberta time, on Wednesday, May 25, 2005 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Dated: May 27, 2005

By Order of the Board of Directors,

/s/ Bruce H. Gaston

Chief Financial Officer

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN

THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.

It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

BIG SKY ENERGY CORP.

Principal Place of Business: Suite 3, 132 Dostyk Avenue Almaty, Kazakhstan 650051 7-3272-628-394	Executive and Administrative Offices: 750, 440 – 2 Avenue S.W. Calgary, Alberta Canada T2P 5E9 403.234.8885

PRELIMINARY

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 30, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Big Sky Energy Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders to be held on June 30, 2005, and at any adjournment thereof (the "Annual Meeting"). Further, solicitation of proxies may be made personally, or by telephone or facsimile, by officers, directors and consultants of the Company, who will receive no additional compensation. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

A copy of the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2004 (the "2004 Fiscal Year"), including financial statements, is being mailed concurrently herewith (on or about June 10, 2005) to all shareholders of record at the close of business, Calgary, Alberta time, on May 25, 2005. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

VOTING SECURITIES

Only shareholders of record at the close of business, Calgary, Alberta time, on May 25, 2005 are entitled to vote at the Annual Meeting. The total number of shares of common stock, par value $.001 per share (the "Common Stock"), of the Company, issued, outstanding and entitled to be voted on the record date was 97,829,000 shares. Each of such shares of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. The holders of a majority of the outstanding votes (48,904,500 shares) shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with the Company's Articles of Incorporation and By-laws, and applicable law:

-

the election of directors shall be by a plurality of the votes cast; and

-

the ratification of the Board of Directors' selection of auditors and the ratification and approval of all other business placed before the Annual Meeting, shall be by a majority of the votes cast.

All shares represented at the Annual Meeting by proxies will be voted provided that such proxies are properly signed and dated.  In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made.  In cases where no specifications are made, the shares represented will be voted FOR the election as directors of the nominees listed under “Proposal 1”, FOR the ratification of the Board of Directors' selection of auditors, FOR the approval of amendments to the Big Sky Energy Corporation Stock Award Plan, FOR the approval of an increase in share capital to 500,000,000 shares of common stock and FOR the approval of any other business placed before the Annual Meeting.

The directors will be elected by plurality of the votes of shares present and entitled to vote.  Accordingly, the nominees for election as directors who receive the highest number of votes actually cast will be elected.  Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and accordingly, will have no effect on the outcome of election of directors.

Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's Calgary office delivered prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting.

Voting Securities and Principal Holders Thereof

The following table sets forth information concerning the beneficial ownership of our outstanding common stock as of May 25, 2005 for:

•	each of our directors, nominees to the board and executive officers individually;
•	each person or group that we know owns beneficially more than 5% of our common stock; and
•	all directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding
Officers and Directors
Matthew Heysel 963 Pacific Heights Tower Apartments, Oriental Plaza #1 East Chang An Avenue Dong Cheng District Beijing, China, 100738	3,913,799(1)	4.01%
Daming Yang #4, Mou Gate 25 Baiwanzhuang Xicheng District Beijing, China, 100037	4,023,750 (2)	4.13%
Thomas Milne 224 Sienna Hills Drive SW Calgary, AB, Canada, T3H 2Z1	1,583,002 (3)	1.62%
Bruce Gaston La Rieulle Plenee Jugon 22640, Bretagne France	0	0%
Philip Pardo c/o KIMEP Almaty, Kazakhstan	0	0%
Barry Swersky Box 110, 47100 Ramat Hasharon Israel	0	0%
A.S. Sehsuvaroglu 67 Promenade des Anglais 06000 Nice France	0	0%
N. U. Balgimbayev 5 Chaykina Street Almaty, Kazakhstan	5,000,000	5.1%
Ruslan Z. Tsarni 6150 Glacier Place Ferndale, Washington 98248	0	0%
Dr S. Harunoglu ACISU, SOK 7/1 Macka Istanbul, Turkey 34357	0	0%

Officers and Directors as a Group	14,520,551(4)	14.9%

5% Shareholders
Societe Privee de Gestion de Patrimonie 17 Avenue Matignon Paris 78008 France	6,760,000	6.93%
Wei Yang Room 837, China Merchant Building Shenzhen, Guong Dong, China 518067	6,653,750 (4)	6.82%(4)
ARC Energy Fund C/o Royal Trust Corporation of Canada 200 Bay Street Toronto, Ontario M5J 2J5	8,000,000	8.2%
(1)

Includes 3,057,772 shares of common stock of which 594,422 shares are owned by Big Sky Holdings, a company over which Mr. Heysel has control, 2,719,910 shares are owned by MH Financial Management Ltd., a company over which Mr. Heysel has control and 559,467 shares which Mr. Heysel owns directly.

(2)	Includes 1,923,750 shares of common stock which Mr. Yang owns directly and options exercisable within 60 days of March 29, 2005 to acquire 2,100,000 shares of common stock.
(3)

Includes 983,002 shares of common stock of which 692,802 shares are owned by Precise Details, Inc., a company over which Mr. Milne has control, 285,200 shares owned directly by Mr. Milne and 5,000 shares owned by Mr. Milne indirectly through his spouse; and options exercisable within 60 days of May 6, 2005 to acquire 600,000 shares of common stock.

(4)

Includes 6,653,750 shares of common stock of which, 4,250,000 shares are owned by Big Sky Energy Canada Ltd., of which Mr. Wei Yang is a director.  The board of Big Sky Energy Canada has given him sole voting and dispositive powers over all equity investments.  The total also includes 1,923,750 shares which are owned directly by Mr. Wei Yang and options exercisable within 60 days of December 31, 2004 to acquire 500,000 shares of common stock.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power.  The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person.  The applicable percentage of ownership for each shareholder is based on 97,829,000 shares of common stock outstanding as of May 25, 2005, together with applicable options for that shareholder.  Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Voting by Directors and Executive Officers

It is anticipated that the directors and the named executive officers of the Company will vote FOR the election as directors of the nominees listed under “Proposal 1”, FOR the ratification of the Board of Directors' selection of auditors, FOR the approval of amendments to the Big Sky Energy Corporation Stock Award Plan, FOR the increase in share capital to 500,000,000 shares and FOR the approval of any other business placed before the Annual Meeting.  Such directors and executive officers, and their affiliates, hold 15% of the votes entitled to be cast at the Annual Meeting.

Nurlan U. Balgimbayev- Director

Mr. Nurlan Balgimbayev has been a Director of our Board since March 29, 2005. Mr. Balgimbayev is a former Prime Minister of the Republic of Kazakhstan, (October 1997-October 1999), a former Minister of Oil and Gas (1994-1997), and a former President of the government-owned National Oil and Gas Company “Kazakhoil” (October 1999-February 2002). Mr. Balgimbayev served as a director of Nelson Resources Limited (April 2002- May 2004) and currently is a director of Herson Oil Refinery System (Ukraine) since November 1999.  He is also a Member of the Kazakhstan Board for the Stable Development of the Republic of Kazakhstan.

Bruce Hill Gaston – Chief Financial Officer, Director

Mr. Gaston has 20 years experience as a financial control, risk management, capital markets, and corporate finance specialist with a significant background in the Eurasian oil and gas marketplace.

Mr. Gaston was previously a Senior Associate Director of Deutsche Morgan Grenfell for over five years from 1992 to 1998 based initially in London and then in Tokyo. While in London with Deutsche Morgan Grenfell, Mr. Gaston was responsible for risk management and structuring advisory for the Russian and Eastern European sovereign debt trading and financial structuring business.

Mr. Gaston has been a consultant with a boutique Eurasian corporate finance and risk management consultancy since late 1999 supporting clients including the Royal Bank of Scotland Asia. Mr. Gaston has also served as a Director of Deloitte & Touche Central Asia through 2002 and was previously head of Russian Equities for Commerzbank AG in 1998 and 1999. Mr. Gaston served with Credit Suisse Financial Products as an Accountant and Bankers Trust NA as an Assistant Treasurer and started his financial career as a graduate on the trading floor of Chase Manhattan NA in 1987.

Mr. Gaston has been an advisor to Eastern European governments on privatization, Oil and Gas clients on Financial Control Process Engineering, and has considerable experience in Risk Management and Financial Control in global markets and within the Eastern European Emerging Markets sector. Mr. Gaston's educational achievements include a BA in July 1987 from the University of New Brunswick, followed by an MSc in Economics from the University of London in December 1990. Mr. Gaston serves Big Sky as a Director and Chief Financial Officer

Matthew J.  Heysel –Executive Chairman of the Board,  Director

Mr. Heysel has served as Chairman of the Board of Directors and Chief Executive Officer of Big Sky from April 14, 2000 to the present.  Mr. Heysel has been the Chairman of Big Sky Energy Kazakhstan Ltd. since July 2003 and Vice-Chairman of KoZhaN LLP since August 2003. From April 1999 to November 2001, he was the President of New Energy West Corporation. Prior to this, he served as an Investment Banker at Yorkton Securities, a Canadian independent securities firm, where he was responsible for corporate finance in the oil and gas sector from April 1997 through April 1999.

Philip Dean Pardo – Director, Chairman of Audit and Nominating & Compensation Committees

Mr. Pardo has been a Director of our Board since December 3, 2004. Mr. Pardo is Vice Rector on Academic Affairs and Director of Business School of Kazakh British Technical University. Previously (September 2000 to September 2004), he held the post of Associate Dean of the College of Continuing Education for the Kazakhstan Institute of Management, Economics and Strategic Research (KIMEP) where he taught courses in Small Business, Franchising, Public Administration and Finance.  He was Director, Business Valuation for the Rice Group, Central Asia LLP from July 2000 to January 2003. Mr. Pardo served as Strategic Planning Manager with Maverick Development Corp. and Golden Eagle Services from July 2003 to December 2003 on a part-time basis. He has worked for Deloitte & Touche as Tax Director as well as LeBoeuf, Lamb, Greene & MacRae, from August 1997 till June 2000. Mr. Pardo serves as an independent director and is Chairman of the Audit Committee and Chairman of the Nominating & Compensation Committee.

S.A .(Al) Sehsuvaroglu – Chief Executive Officer, President & Director

Mr. Sehsuvaroglu has been serving as our President and Director of the Board since March 9, 2005. He is a Registered Professional Engineer in Texas since 1990. Commencing his 20-year with Halliburton Energy Services in 1978 through June 2000, he had increasing levels of responsibility in engineering in Algeria, France, Netherlands, United States, United Kingdom and Kazakhstan. In June 2000 till November 2001, he is Country Director for Kellogg Brown & Root Energy Services in Kazakhstan. In 2001, Mr. Sehsuvaroglu became Senior Vice-President of Operations with Nelson Resources, and up to February 2005, he led a team, which grew daily oil production from zero to 40,000 barrels per day in Kazakhstan.

Barry Raymond Swersky – Director, Co-Chairman  & Vice-President, New Developments

Mr. Swersky has been serving on our Board of Directors and as Co-Chairman & Vice-President since December 3, 2005. Mr. Swersky, with many years of experience as international attorney, has consulted on technology investments in Israel together with the Meitav group since 2000. He has been on the board and is currently Chairman of Netline Communications Technologies (NCT) since December 2000. In Israel he is also serving on various other boards, including Suntree Ltd. (since 1993), where he acts as Chairman and CEO and MACS Ltd. (since 1990). He served on the board of Ongas Limited in England from January 2000 to March 2004). Previously, and within the framework of his activities in energy in Kazakhstan, Mr. Swersky served on the board of AES Suntree Power Limited. He is engaged in an oil and oil products transport logistics project between Kazakhstan and China.  He is on the board of the Israel Festival, Jerusalem and, from October 2000 he serves as a Board Member of Tel-Aviv University's Jaffee Center for Strategic Studies.

Ruslan Z. Tsarni – Vice President, Business Development & Corporate Secretary

Mr. Ruslan Z. Tsarni has been serving as our Vice-President & Corporate Secretary since March 29, 2005. Before joining the Company, Mr. Tsarni served as Corporate Counsel of Nelson Resources Limited Group of companies, as well as Managing Director of several of its operating subsidiaries from February 2001 to March 2005. Prior to this, Mr. Tsarni was the Head of Legal Affairs of Golden Eagle Partners LLC from May 1999 to February 2000, where he developed downstream and upstream oil and gas businesses in Kazakhstan and served as Managing Director of its wholly owned subsidiary Tobe LLP. From July 1998 to May 1999 he was a Senior Associate with Salans Hertzfeld & Heilbronn Ltd.

Daming Yang - Director

Mr. Yang served as our President from April 14, 2000 until March 9, 2005. He continues to sit as a Director on our Board of Directors He also served as the President and a member of the board of directors of both Big Sky Network Canada Ltd. and Chengdu Big Sky Technology Services Ltd.  Mr. Yang was a director of Sichuan Huayu Big Sky Network Ltd.  Mr. Yang has been the President of Big Sky Energy Kazakhstan Ltd. since July 2003 and Chairman of KoZhaN LLP since August 2003. From 1995 through 1998, Mr. Yang served as Vice President and then President of Tongli Energy Technical Service Co. Ltd.

Dr. Servet Harunoglu, Director

Dr Servet Harunoglu was appointed to the Board on May 10, 2005.  Dr. Harunoglu holds a Ph.D in Electrical Engineering from Northwestern University, Chicago, IL (1973) and is a past Chairman of the Turkish Kazakh Businessmen’s Association, having held the chair for 7 years.

From 1991 to the present, Dr Harunoglu held many posts, including but not limited to, Board membership of Fintraco Construction and Contracting Co. Inc., Tarkim Tarimsal Kimya A.S., Pimsa Poliuretan Manufacturing Co. Inc. and Donau Express Shiffarts GmBH.  In addition, Dr Harunoglu was Chairman of Matin JV, based in Atyrau, Kazakhstan as well as Chairman of Polfin Consortium S.A.  Dr Harunoglu has also been a member of the World Economic Forum and a member of the International Advisory Council of the Executives Club of Chicago.

None of our executive officers or directors have been involved in any bankruptcy proceedings within the last five years, been convicted in or has pending any criminal proceeding, been subject to any order, judgment or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity or been found to have violated any federal, state or provincial securities or commodities laws.

FAMILY RELATIONSHIPS

Mr. Wei Yang, a shareholder in Big Sky Energy Corporation, is Daming Yang’s brother. As well, Mr. Yang is the sole shareholder of Big Sky Energy Canada Ltd. which owns 4,250,000 of our shares of common stock.

Board Committees and Attendance Records

There are currently five standing committees of the Board - the Nominating & Compensation Committee, the Audit Committee, the Corporate Governance Committee, the Mergers & Acquisitions Committee and the Reserves Committee.

The Audit Committee

The Audit Committee of Big Sky Energy Corporation was formed on February 2, 2001.  The Committee’s written charter was adopted by the Board of Directors ("Board") on March 27, 2001 and subsequently amended on November 12, 2003 and April 30, 2004.  A copy of the most up to date charter is attached to this Proxy as “Schedule A”.  In accordance with this written charter, the Audit Committee of the Board ("Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Big Sky Energy Corporation

On December 3, 2004,  Mr. Philip D. Pardo was appointed as the Chair of the Committee and as the financial expert of the Committee.   On May 10, 2005, Dr Servet Harunoglu joined the Committee.  The Committee is composed of two directors, both of whom are independent directors.

 The Audit Committee met on 4 occasions in 2004 and on 2 occasions during the first three months of 2005.   All members were in attendance.  The Committee reviewed the audited financial statements of Big Sky Energy Corporation as of fiscal year ended December 31, 2004, with management and the independent auditors.  Management has the responsibility for the preparation of Big Sky Energy Corporation's financial statements and the independent auditors have the responsibility for the examination of those statements.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee and Board of Directors approved that Big Sky Energy Corporation’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

The Committee and Board of Directors also approved the appointment, subject to shareholder approval, of the independent auditors, BDO Kazakhstanaudit LLP.

Principal Accounting Firm Fees

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB quarterly reports and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements were $262,073 for the fiscal year ended 2004 and $126,151 for the fiscal year ended 2003.

Audit-Related Fees

There were no fees for other audit related services for the fiscal years ended 2004 and 2003.

Tax Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning was $9,485 for the fiscal year ended 2004 and $17,000 for the fiscal year ended 2003.  The fees charged for 2003 included assistance with the completion and filing of our Canadian income tax returns.

All Other Fees

There were no other aggregate fees billed in either of the last two fiscal years for products and services provided by Deloitte & Touche LLP, other than the services reported above.

Pre-approval Policy and Procedure

The following policy and procedure has been adopted and incorporated into our Audit Committee charter:

All services provided by the independent auditor whether they be audit related or non-audit related, shall be pre-approved in writing either a) prior to the commencement of the contemplated services, or b) after the commencement of the contemplated services but before the completion of such services.

The Chairman of the Audit Committee or the designated Financial Expert, should they also be, at the time of approval, an independent director, are empowered to approve the contemplated services to be provided by the independent auditor on behalf of the committee.  All approvals taken by the Chairman or Financial Expert must be disclosed to the committee as a whole either a) in writing or by e-mail at the time of the approval; or b) verbally at a subsequent committee meeting.

Since September 4, 2003, the date our Audit Committee members were appointed to the Committee, they have approved all services provided by Deloitte & Touche LLP.  Prior to this, services were not pre-approved.

Deloitte & Touche LLP has advised us that, in connection with the audit of our financial statements for the year ended December 31, 2004, only full-time, permanent employees of Deloitte & Touche LLP performed the audit work.

The Nominating & Compensation Committee

The Company's Nominating & Compensation Committee (“N&C Committee”) (formerly the Human Resources and Compensation Committee) was formed on February 2, 2001.  At the first meeting of the reconstituted committee on May 18, 2004, it was decided to restructure the Committee to meet the new rules and regulations set forth by the United States Securities and Exchange Commission. To this end, the Committee changed its name to the Nominating & Compensation Committee and amended its charter to address its new mandate.  The Company’s Nominating & Compensation Committee’s Charter is available on its website.

The Committee is composed of three directors, two being independent directors.  The Committee met four times in 2004.  As of May 10, 2005, Messrs. Pardo, Heysel and  Balgimbayev sit on the Committee with Mr. Pardo serving as chairman.

The Nominating & Compensation Committee’s mandate is to ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and to assist the Board in the discharge of their fiduciary responsibilities relating to the fair and competitive compensation of the employees of the Company.  The Nominating & Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for our officers, employees and consultants and administers our incentive compensation and benefit plans.  The Nominating & Compensation Committee also holds responsibility for director selection and governance with respect to the conduct of our Board.

In order to carry out their purpose, the Committee will be compiling policy and procedures to:

1)

identify prospective director nominees and recommend to the Board the director nominees for the next annual meeting or special meeting of stockholders at which directors are to be elected, and recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings;

2)

oversee the evaluation of the Board and management from a corporate governance perspective;

3)

identify and recommend to the Board directors for membership on Board committees;

4)

review and approve the Company’s compensation philosophy;

5)

review and approve compensation programs, plans and awards;

6)

administer the Company’s short- and long-term incentive plans and other stock or stock-based plans; and

7)

issue an annual report on executive compensation for inclusion in the Company’s proxy statement.

The Committee will consider stockholder nominations for director.  Nominations for director submitted to the Committee by stockholders will be evaluated according to the Company’s overall needs and the nominee’s knowledge, experience and background.  A nominating stockholder must give appropriate notice to the Company of the nomination not less than 90 days prior to the first anniversary of the preceding year’s annual meeting.  In the event that the date of the annual meeting is advanced by more than 30 days, the notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

The stockholder’s notice shall include all information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act, and the rules thereunder, as well as, the name of the stockholder, their address of record, the class and number of shares of the Company beneficially held by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed nominee and any other persons pursuant to which nomination(s) are to be made by such stockholder, a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and a written consent of the proposed nominee(s) to be named as a director.

The Corporate Governance Committee was formed on May 10, 2005.  The Committee is composed of two directors, all being independent directors.  The Committee is responsible for developing and recommending to the Board for approval the Company’s approach to corporate governance issues.  To the extent that any director believes it is appropriate to engage an outside advisor in connection with that person’s role as a director, this committee is authorized to engage special advisors at the Corporation’s expense.  The Board is in process of adopting the Committee’s charter, which then will be made available on the Company’s website.

The members of the Corporate Governance Committee are Messrs. Barry Swersky (Chairman) and Daming Yang.

The Mergers & Acquisitions Committee (M&A Committee) was formed on May 10, 2005.  The Committee is composed of four directors, all of whom are related.  The Committee is responsible for reviewing of management’s mergers and acquisitions strategy and policies for the Company’s projects for growth, considering any reports submitted to the committee by management with respect to acquisitions and for reporting to the Board with respect to potential mergers.  The Board is in process of adopting the Committee’s charter, which then will be made available on the Company’s website.

The members of the M&A Committee are Messrs. Daming Yang (Chairman), Matthew Heysel, Al Sehsuvaroglu and Bruce Gaston.

The Reserves Committee was formed on May 10, 2005.  The Committee is composed of two directors, all being independent directors.  The Committee is responsible for the review of the Company’s appointment of the independent qualified oil and gas evaluator and its report on the Company’s oil and gas reserves and their present value, and for public disclosures of reserves and present value data.   The Board is in process of adopting the Committee’s charter, which then will be made available on the Company’s website.

The members of the Reserves Committee are Messrs.  Nurlan Balgimbayev  (Chairman) and  Servet Harunoglu.

Insider Participation and Interlocks

While the Company has had transactions with companies and firms with which certain members of the Committee are, or at some point during fiscal year 2004 were, affiliated as an officer and/or director, there are no such relationships in which members of the Committee have a direct or indirect material interest. In addition, there are no interlocking relationships of the nature described above involving members of the Committee.

Director and Executive Compensation

We employ our executive officers as consultants.  The following table sets forth the compensation paid to our Chief Executive Officer and two other most highly compensated executive officers for the years indicated.  No other executive officer of Big Sky Energy Corporation earned a salary and bonus for such fiscal year in excess of $100,000.

Summary Compensation Table
	Annual Compensation				Long Term Compensation
						Awards	Payouts
Name and Principal Position	Fiscal Year Ended (1)	Salary (US$)	Bonus (US$)	Other Annual Compen-sation (Shares)	Securities under Option/SAR Granted (#)	Restricted Shares or Restricted Share Units (US$)	LTIP Payouts (US$)	All Other Compensa tion
Matthew Heysel,(4)	2004 2003 2002	160,748 140,865 72,956 (2)	0 0 0	0 0 856,027 (2)	0 0 0	0 0 0	0 0 0	0 0 0

Daming Yang	2004 2003 2002	55,000 64,915 72,860	0 0 0	0 0 0	0 0 3,100,000(5)	0 0 0	0 0 0	0 0 0
Thomas Milne, Chief Financial Officer (8)	2004 2003 2002	30,000(7) 4,114 (7) 29,426 (3)	0 0 0	0 0 682,802(3)	0 0 950,000(6)	0 0 0	0 0 0	0 0 0
Barry Swersky Co-chairman & Vice-President, New Developments	2004	20,000	0	0	0	0	0	0
(1)	December 31
(2)

During 2002, Mr. Heysel took a voluntary deferral in his salary.  As of December 31, 2002, Mr. Heysel was owed $75,654 in salary, which he indicated he intended to convert to our common stock under the terms of the Alternative Compensation Plan.  On April 28, 2005, Mr. Heysel has converted his salary owing and 856,027 shares issued accordingly.  Mr. Heysel’s services are provided through his personal management company M.H. Financial Management Ltd.

(3)

During 2002, Mr. Milne took a voluntary deferral in his salary.  As of December 31, 2002, Mr. Milne was owed $60,443 in salary, which he had indicated he would convert to our common stock under the terms of the Alternative Compensation Plan.  On August 27, 2003, Mr. Milne elected to convert all salary owing to him to our common stock under the terms of the Alternative Compensation Plan and we issued 682,802 shares to Precise Details, Inc., a company over which Mr. Milne has control.

(4)

Mr. Heysel surrendered these options to Big Sky on July 23, 2002 and they were subsequently cancelled on October 21, 2002 by our board of directors.  Mr. Heysel currently holds 2,000,000 options granted on March 9, 2005.

(5)

Mr. Yang surrendered 1,050,000 of these options to Big Sky on July 23, 2002 and they were subsequently cancelled on October 21, 2002 by our board of directors.  Mr. Yang holds 2,100,000 options at December 31, 2004.

(6)

Mr. Milne surrendered a further 500,000 of these options to Big Sky on July 23, 2002 and they were subsequently cancelled on October 21, 2002 by our board of directors.  Mr. Milne holds 600,000 options at December 31, 2004.

(7)	During 2002, 2003 and early 2004, Mr. Milne provided services on a part-time basis.
(8)	Mr. Milne resigned as Chief Financial Officer as of April 18, 2005.

Prior to December 31, 2004, we did not pay our directors any cash or stock compensation. Independent directors received stock options as compensation for their services to the Corporation. In 2005, we have begun to pay independent directors a cash amount of $4,000 per calendar quarter. Directors who are executive officers do not receive this cash payment. In addition, independent directors receive stock options for their service to the Corporation. The Corporation made this change in recognition that qualified independent directors are a valuable, scarce resource to the Corporation. We wish to remain competitive in our ability to attract qualified independent directors.

Prior to May 10, 2005, we solely reimbursed directors for out-of-pocket expenses for attending board and committee meetings and we did not provide additional compensation for committee participation or special assignments of the board of directors.

On May 10, 2005, the Board approved the following fee and payment schedule:

•

a retainer fee of $5,000 per year for independent directors only;

•

an attendance fee for each Board meeting of $5,000 per meeting;

•

where a director attends the meeting via remote communication, the fee is $3,000 for the first such meeting and $1,000 for any subsequent remote attendance;

•

attendance fee for each Board committee meeting shall be $1500.  Most committee meetings may be conducted by phone;

•

additional work performed by a member as per Chairman’s request will be compensated with $1500; and

•

for being Chairman of a committee, $5000 per year

Our independent directors are also to receive stock options to purchase shares of our common stock.  The terms of stock option grants made to independent directors are determined by the board of directors.  See “Option Grants”.   Directors will be compensated for actual expenses related to the meetings attendance.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

We either directly or through our subsidiaries, have entered into consulting agreements with key individuals, including our executive officers, who perform services for us, as specified in the agreements.  We use a standard form of consulting agreement, which defines terms of the agreement, services to be performed, compensation and benefits, confidentiality and individual specific benefits based on the requirements of the position.  The following contracts are in place at May 25, 2005.

Matthew Heysel Consulting Agreement: Mathew Heysel provides services as our Chief Executive Officer on a full-time basis through his company, M. H. Financial Management Ltd. under a consulting agreement, which expires December 31, 2005.  M. H. Financial Management is paid at a rate of $1,500 per day to a minimum of $25,000 per month exclusive of travel expenses and Goods and Services Tax for Mr. Heysel’s services.  The agreement contains non-compete provisions that restrict Mr. Heysel from doing any business whatsoever with our clients or doing substantially similar work for a period of one year in the event Mr. Heysel is no longer contracted by us for any reason.  Mr. Matthew Heysel’s consulting contract provides that should we terminate the agreement, Mr. Heysel would be paid $300,000 at the time of termination. The agreement provides that in the event of a change of control, Mr. Heysel is to be paid five percent (5%) of the value of the sale of our assets or the value of the transaction which would constitute a takeover of Big Sky.  This amount is to be paid within 10 days of the transaction.  A takeover of Big Sky is defined as:

any change in the holding, either direct or indirect, of shares of Big Sky, or any reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, arrangement or other transaction, that results in a person who was, or a group of persons acting in concert who were, not previously in a position to exercise effective control of Big Sky, in excess of the number that would entitle the holders thereof to cast twenty (25%) percent or more of the votes attaching to all shares of Big Sky, and

-

the exercise of such effective control to cause or result in the election or appointment of two or more directors of Big Sky, or of the successor to Big Sky, who were not previously directors of Big Sky

Daming Yang Consulting Agreement:  Daming Yang provided Big Sky services as our President on a full-time basis under a consulting agreement, which expires in December 15, 2005.  We pay a consulting fee in the monthly amount of $5,000, subject to annual adjustments at the discretion of our board of directors, for Mr. Yang’s services. The agreement contains non-competition provisions that restrict Mr. Yang from doing any business whatsoever with our clients or doing substantially similar work for a period of one year in the event Mr. Yang is no longer contracted by us for any reason.  Mr. Yang resigned as President, effective March 1, 2005 to make way for Mr. Sehsuvaroglu to join the executive team. He remains as a director.

Barry Raymond Swersky Consulting Agreement:  Mr. Swersky provides consulting services to Big Sky through his company, Suntree Ltd.  Big Sky and Suntree Ltd. executed a consulting agreement as of October 1, 2004 terminating on March 31, 2006.  Suntree Ltd. is compensated at a rate of $10,000 per month, plus expenses other than travel.

A.S. Sehsuvaroglu Employment Agreement:  Mr. Sehsuvaroglu commenced providing services as President of Big Sky on March 1, 2005.  An employment agreement was entered into as of that date for a term to continue until February 29, 2008.  The compensation under this agreement was initially set at the rate of $395,000 per annum, paid monthly, together with stock options for 3,250,000 share of common stock of Big Sky.   By resolution of the Board of Directors dated March 29, 2005, the number of stock options was increased to 4,000,000 and by a vote of the Board of Directors, Mr Sehsuvaroglu became Chief Executive Officer on May 10, 2005.

Ruslan Z Tsarni Employment Agreement:  Mr. Tsarni provides service to Big Sky as Vice President, Business Development and a Corporate Secretary. An employment agreement for his services commenced on March 14, 2005 until March 14, 2008. His compensation is set at $216,000 annually, paid monthly, together with stock options to acquire 600,000 shares of common stock of Big Sky under the terms of Big Sky’s Stock Award Plan.

Bruce H Gaston Consulting Agreement: Mr Gaston has provided services to Big Sky as Chief Financial Officer and as a Director since March 31, 2005.   A consulting agreement was entered into on or about April 16, 2005, between Big Sky and Arcdan Inc., a company controlled by Mr Gaston, for a term of 3 years with compensation to be at the rate of US$212,000 per annum, paid monthly, together with expenses.  Mr Gaston has the right of participation in the Big Sky Stock Award plan.

CERTAIN TRANSACTIONS

1)

In March 2005, the Corporation paid $80,000 to a company affiliated with Mr Bruce Gaston, a director since December 3, 2004, for introduction to potential investors.  Certain of these potential investors subsequently participated in the private placement of $13.7 million raised by the Corporation in February 2005

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us and a review of our shareholders of record for the fiscal year ended 2004 and the first quarter of 2005, filing delinquencies were as follows:

Insider	Filing	Due Date	Filing Date	Reason for Deficiency
Matthew Heysel	Form 13G	01/10/04	04/12/04	Delay in completing transaction
Daming Yang	Form 13G	01/10/04	03/18/04	Delay in completing transaction
Wei Yang	Form 4	03/2/04	03/22/04	Traveling
L-R Offshore Managers LLC	Form 3	05/17/04	06/14/04	Difficulty in obtaining signatures
Matthew Heysel	Form 4	05/09/04	05/13/04	Traveling
Matthew Heysel	Form 4	10/01/04	10/12/04	Traveling
Matthew Heysel	Form 4	01/04/05	01/11/05	Traveling
A.S. Sehsuvaroglu	Form 3	03/19/05	04/01/05	Awaiting notarized signature on Form ID
Nurlan U. Balgimbayev	Form 3	03/19/05	04/11/05	Awaiting notarized signature on Form ID
Servet Harunoglu	Form 3	05/14/05	Unfilled to date	Awaiting notarized signature on Form ID

In addition to the above noted delinquent filings, the following filings were delayed by the Corporation due to rescheduling of the Board meetings required to pass the necessary enacting resolutions.

Insider	Filing	Due Date	Filing Date	Reason for Deficiency
Barry Raymond Swersky	Form 3	12/13/04	03/10/05	Delayed by Corporation
Bruce Hill Gaston	Form 3	12/13/04	03/10/05	Delayed by Corporation
Philip Dean Pardo	Form 3	12/13/04	03/10/05	Delayed by Corporation

All other Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were, to the best of our knowledge, timely complied with.

Code of Business Conduct and Ethics

On March 29, 2004, our board of directors approved and adopted our Code of Business Conduct and Ethics, which applies to all our officers, directors, employees and consultants. The Code is available on our website at www.bigskycanada.com.   A copy of the Code is available free of charge upon written request made to the office of the Corporate Secretary by either facsimile at 403-265-8808 or by mail at Big Sky Energy Corporation, 750, 440-2 Avenue SW, Calgary, Alberta, T2P 5E9.

PROPOSAL 1 - ELECTION OF DIRECTORS

Ten (10) directors are to be elected at the meeting.  The individuals named in the enclosed form of proxy will vote, if so authorized, FOR the persons named below as directors of the Company, each of whom has served as a director of the Company for the periods so indicated. Each such person is to be elected to hold office until the next succeeding Annual Meeting of Shareholders or until his successor is duly elected and qualified. Management of the Company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may, in their sole discretion, vote FOR such substitute nominee the present Board of Directors may recommend.  For further information on the nominees who are currently serving as Directors and Officers, see the section of this Proxy entitled “Directors and Executive Officers”.  Further information on nominees first proposed is detailed below.

Nominees for election to serve as directors for the coming year are:

Name	Age	Position	Since
Nurlan U. Balgimbayev	57	Director	March 29, 2005
Bruce H. Gaston	40	Director and Chief Financial Officer	Director -December 3, 2004 Chief Financial Officer - April 18, 2005
Matthew J. Heysel	49	Executive Chairman of the Board, & Director	April 14, 2000
Philip D Pardo	49	Director	December 3, 2004
S.A. (Al) Sehsuvaroglu	50	Chief Executive Officer, President & Director	March 9, 2005
Barry Swersky	66	Co-Chairman, Director & Vice President, New Developments	December 3, 2004
Servet Harunoglu	61	Director	May 10, 2005
Daming Yang	47	Director	April 14, 2000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE-LISTED NOMINEES FOR ELECTION AS DIRECTORS.

PROPOSAL 2 - RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF PRINCIPAL ACCOUNTANTS

On April 18, 2005, Deloitte & Touche LLP (“Deloitte & Touche”), the principal accountant previously engaged to audit our financial statements, resigned as our independent registered chartered accountants. Deloitte & Touche audited our consolidated financial statements for two most recent fiscal years ended December 31, 2004.

The report of Deloitte & Touche accompanying the audit for our two most recent fiscal years ended December 31, 2004 was not qualified or qualified as to audit scope or accounting principles. However, such report did contain a modification with regards to substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2004, preceding the date of resignation there were no disagreements between us and Deloitte & Touche on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

Subject to shareholder ratification, the Board has selected BDO Kazakhstanaudit LLP as our independent principal accountants for the fiscal year ending December 31, 2005, or until its successor is selected. BDO Kazakhstanaudit LLP was appointed by the Board of Directors on May 17, 2005, following the resignation of Deloitte & Touche LLP on April 18, 2005. A representative of BDO Kazakhstanaudit LLP  is expected to be present at the Annual Meeting, and accordingly they will have an opportunity to make a statement and be available to answer questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

PROPOSAL 3 – APPROVAL OF AMENDMENTS TO THE

BIG SKY ENERGY CORPORATION STOCK AWARD PLAN

General

The Board of Directors and the Shareholders approved the China Broadband Corp. 2000 Stock Plan (the "Big Sky Energy Corporation Stock Award Plan") on April 13, 2000 and June 29, 2001, respectively.  The 2000 Stock Option Plan was then amended at the Company’s last annual meeting of shareholders held on December 3, 2004. The purpose of the 2000 Stock Option Plan is to enable us to attract and retain the services of eligible employees and consultants and to provide them with increased incentive to exert their best efforts on our behalf by increasing their personal stake in Big Sky Energy Corporation. The Nominating & Compensation Committee of the Board of Directors have amended the Big Sky Energy Corporation Stock Award Plan in the following manner, pending shareholder approval:

1)

The Stock Option Plan will henceforth be referred to as the “Big Sky Energy Corporation Stock Award Plan”.

2)

The number of shares of our common stock authorized for issuance will increase from 15,000,000 to no less than 20% of the issued and outstanding shares at any given time.  The shares underlying the Big Sky Energy Corporation Stock Award Plan have not been registered and the Company does not anticipate registering these shares in the near future.

3)

The Shareholders will authorize the Board of Directors, in cases that the Board deems are necessary and reasonable, to grant options with automatic and full vesting. Under the previously amended 2000 Stock Option Plan, all options vested over a period of four (4) years, with the first vesting to occur not until one (1) year from the grant date. Under the proposed amendment to the Big Sky Energy Corporation Stock Award Plan, the Board would empower the Plan Administrator to determine a vesting schedule appropriate to the grant being awarded so as to permit the Big Sky Energy Corporation Stock Award Plan to support staffing and consultancy opportunities that the Board believes is in the Company’s best interests.

Because the Board of Directors views the amendment of the Big Sky Energy Corporation Stock Award Plan to be in the best interests of the Company, the Board of Directors is requesting that the stockholders approve and ratify the increase in the number of shares of our common stock available for issuance under the Big Sky Energy Corporation Stock Award Plan and the other amendment described above.

Summary of the Plan

Under the Big Sky Energy Corporation Stock Award Plan, the Board of Directors or a committee thereof shall administer the plan.  The administrator may grant incentive or non-qualified options and restricted stock to our directors, officers, employees and consultants.  As of May 25, 2005, our Board has granted options exercisable to acquire 13,350,000 shares of common stock.

The plan is intended to retain the services of our valued key employees and consultants and others that the plan administrator may select to:

•

encourage our employees and consultants to acquire a greater proprietary interest in Big Sky Energy Corporation;

•

serve as an aid and inducement in the hiring of new employees; and

•

provide an equity incentive to consultants and others selected by the Board of Directors and the plan administrator.

The primary difference between "incentive stock options" and non-qualified options is the tax treatment of the option holder.  If a holder complies with Internal Revenue Service rules regarding incentive stock options, a holder of an incentive stock can defer recognition of income for tax purposes until the shares underlying the options are sold.  A holder of a non-qualified option generally recognizes income on the date of exercise.  Incentive stock options may be granted to any individual who, at the time the option is granted, is an employee of Big Sky Energy Corporation or any related corporation.  Non-qualified stock options may be granted to employees and to others at the discretion of the plan administrator.  Participants in the Big Sky Energy Corporation Stock Award Plan are obligated to pay to the Company an amount required to be withheld under applicable tax laws.

The plan administrator fixes the exercise price for options in the exercise of its sole discretion, except that the exercise price for an incentive stock option must be at least the fair market value per share of the common stock at the date of grant (as determined by the plan administrator in good faith), or in the case of greater-than ten percent shareholders, at least one hundred ten percent of the fair market value per share.  The exercise price may be paid in cash or, with the approval of the plan administrator, by other means, including withholding of option shares, delivery of previously held shares, a promissory note or cancellation of indebtedness by the Company to the optionee.

Options granted and restricted stock awards under the plan vest, unless otherwise determined by the plan administrator, over a four-year period, with one-quarter becoming exercisable at the end of one year of continuous status as an employee or consultant and the remaining 75% vest pro rata monthly over the following 36 months of continuous status as an employee or consultant unless otherwise determined by the plan administrator.  The plan administrator may accelerate the vesting of options in its sole discretion.  Any unexercised portion of an option which expires or becomes unexercisable for any reason becomes available for future grant under the Big Sky Energy Corporation Stock Award Plan.  Any shares of restricted stock awarded under the Big Sky Energy Corporation Stock Award Plan which rights have not vested shall be returned to the Company and may be used for future awards under the Big Sky Energy Corporation Stock Award Plan.

Options are non-transferable except by will or the laws of descent and distribution or subject to a qualified domestic relations order.  With some exceptions, vested but unexercised options terminate upon the earlier of:

•

the expiration of the option term specified by the plan administrator at the date of grant;

•

the expiration of 3 months from the date of an optionee's termination of services with us or any related corporation; or

•

the expiration of one year from the date of death or disability (as defined in the plan) of the optionee.

If an optionee's services are terminated by death, any option held by the optionee is exercisable only by the person or persons to whom such optionee's rights under the option pass by the optionee's will or by the laws of descent and distribution of the state or county of the optionee's domicile at the time of death.  Unless accelerated in accordance with the plan, unvested options terminate immediately upon termination of services of the optionee by us for any reason, including death or disability.  The plan administrator may amend or modify the plan, except that no amendment with respect to an outstanding option may be made over the objection of the holder of the option (other than those provisions triggering acceleration of vesting of outstanding options).

In the event of a proposed dissolution or liquidation of the Company, the plan administrator must notify the participants as least fifteen (15) days prior to such proposed transaction and to the extent not previously exercised, awards will terminate immediately prior to the consummation of such action.

In the event of a Change of Control, as defined in the Big Sky Energy Corporation Stock Award Plan, each option that is outstanding shall automatically accelerate so that each option shall become 100% vested immediately prior to the specified effective date for the Change of Control unless it is determined that:

a)

it would render unavailable “pooling of interest” accounting for a transaction that would otherwise qualify for such accounting treatment; or

b)

such option is to be assumed by the successor corporation or replaced with a comparable award for the purchase of shares of the stock of the successor corporation.

If such award is assumed or replaced in the Change of Control, vesting of all of the unvested shares subject to such award shall be accelerated in the event the participant’s services should subsequently terminate within six months following the Change of Control, unless the services are terminate by the Company for Good Reason, as defined in the Big Sky Energy Corporation Stock Award Plan.

Stock Option Agreement Summary

In addition to the terms in the Big Sky Energy Corporation Stock Award Plan, our standard stock option agreement and exercise notice include the following additional terms and conditions:

a)

If requested by the Company or any representative of underwriters (the “Managing Underwriter”) in connection with any registration of an offering of any securities of the Company under the Securities Act, the optionee agrees not sell or transfer any shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.

b)

Before any shares held by the optionee may be sold, the Company has a right of first refusal to purchase the shares. This Right of First Refusal shall terminate upon the completion of a proposed transfer of the shares obtained by exercising of an option to an unrelated third party.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)(4)
Big Sky Energy Corporation Stock Option Plan (2)	6,175,000	$0.08	8,723,334
Alternative Compensation Plan (3)	1,317,198	$0.08	0

(1)	Excluding securities reflected under “Number of securities to be issued upon exercise of outstanding options, warrants and rights”.
(2)	Approved by our shareholders on June 29, 2001.
(3)	Adopted by the board of directors on March 22, 2002 and approved by our shareholders on June 14, 2002.
(4)	Approved by our shareholders on December 3, 2004 to a maximum of 15,000,000 options.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE

BIG SKY ENERGY CORPORATION STOCK AWARD PLAN

PROPOSAL 4 – APPROVAL OF INCREASE IN THE SHARE CAPITAL OF
BIG SKY ENERGY CORPORATION

The Board of Directors of Big Sky Energy Corporation propose that Big Sky increase its authorized shares from 100,000,000 shares of common stock, $0.001 par value to 500,000,000 shares of common stock, $0.001 par value, which it feels is a more adequate number of authorized shares to allow Big Sky to raise capital and acquire assets.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE SHARE CAPITAL OF BIG SKY ENERGY CORPORATION TO 500,000,000 SHARES OF COMMON STOCK

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter, which is to be presented for action at the Annual Meeting. If any matter other than those described above does properly come before the Annual Meeting, the individuals named in the enclosed Proxy will, unless indicated otherwise, vote the shares represented thereby in accordance with their best judgment.

ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

Upon the written request of any shareholder of the Company, as record or beneficial owner, the Company will provide to such shareholder a copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2004 including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to the Corporate Secretary, at the Company's Calgary office listed above. There will be no charge for the Form 10-KSB, unless one or more exhibits thereto are requested, in which event the Company's reasonable expenses of furnishing such exhibits may be charged.

FUTURE SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Proxy Statement and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than May 1, 2006, for inclusion, if proper, in next year's proxy solicitation materials.

GENERAL

The Company will pay all of the costs of preparing, assembling and mailing the form of Proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers, directors and consultants of the Company may also solicit proxies by telephone, telegraph or personal interview for which they will receive no additional remuneration. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.  The Company estimates that it will expend a total of $35,000 in connection with this solicitation of proxies and has expended $500.00 to date.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN

AND RETURN THE ENCLOSED PROXY CARD.

May 27, 2005	By Order of the Board of Directors,
/s/ Bruce H. Gaston Chief Financial Officer

Big Sky Energy Corporation

The undersigned hereby appoints A. S. Sehsuvaroglu and Bruce H. Gaston, the true and lawful proxies of the undersigned, having full power to substitute, to represent the undersigned and to vote all shares of common stock, no par value (the “Common Stock”) of BIG SKY ENERGY CORPORATION, a Nevada corporation (“BSKO”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of BIG SKY ENERGY CORPORATION (the “Annual Meeting”) to be held at 10:00 a.m., local time, on June 30, 2005 at the offices of BIG SKY ENERGY CORPORATION, 750, 444 2nd Avenue SW, Calgary, AB, Canada , or any postponed or adjourned meetings thereof as indicated below.

a)	To elect a TEN (10) member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;
	Matthew Heysel	FOR	AGAINST	WITHHOLD
	Daming Yang	FOR	AGAINST	WITHHOLD
	A. S. Sehsuvaroglu	FOR	AGAINST	WITHHOLD
	Barry Swersky	FOR	AGAINST	WITHHOLD
	Bruce H Gaston	FOR	AGAINST	WITHHOLD
	Philip D. Pardo	FOR	AGAINST	WITHHOLD
	Nurlan U. Balgimbayev	FOR	AGAINST	WITHHOLD
	Servet Harunoglu	FOR	AGAINST	WITHHOLD
b)	To ratify the Board of Directors' selection of auditors, BDO Kazakhstanaudit LLP for the 2005 fiscal year; FOR AGAINST WITHHOLD
c)	To approve the increase in share capital of BIG SKY ENERGY CORPORATION to 500,000,000. FOR AGAINST WITHHOLD
d)	To approve amendments to the BIG SKY ENERGY CORPORATION Stock Award Plan; FOR AGAINST WITHHOLD
e)	To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof FOR AGAINST WITHHOLD

NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.

Name as it appears on share certificate (please print)

Signature

Address

Date

Number of Shares

BIG SKY ENERGY CORPORATION

STOCK AWARD PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Big Sky Energy Corporation Stock Award Plan shall have the same defined meanings in this Stock Option Agreement.

NOTICE OF STOCK OPTION GRANT

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Optionee

Grant Number

Date of Grant

Exercise Price per Share

Total Number of Shares Granted

Type of Option:

Term/Expiration Date:

Date	Options

Vesting Schedule:

OPTIONEE	BIG SKY ENERGY CORPORATION

Chief .Financial Officer
Address:

Date:

SJL:S:\China Broadband Corp\Governance\Options\Option Agreement Revised Dec 04.doc

Vesting Schedule:

If not otherwise previously outlined in Section I, the Option shall be exercisable, in whole or in part, according to the following vesting schedule:

NOTE:  No Option will be exercisable until it has vested.  The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the following vesting schedule shall apply:

The Option shall vest in full over the course of four years from date of grant as follows:  twenty five percent (25%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; and the remaining seventy-five percent (75%) of the Shares granted under the Option shall vest pro rata monthly, on the same date of the month as the date of grant of the option, over the following thirty-six (36) months of Continuous Status as an Employee or Consultant.  The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, a Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

Acceleration of Vesting.  The Administrator may accelerate the vesting of one or more outstanding Options at such times and in such amounts as it determines in its sole discretion.  The vesting of Options may also be accelerated in connection with a corporate transaction, as described below.

Termination Period:

This Option shall be exercisable for ninety (90) days after Optionee ceases to be a Service Provider.  Upon Optionee’s death or Disability, this Option may be exercised for twelve (12) months after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

I.

AGREEMENT

1.

Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant (the “Notice of Grant”), an Option to purchase the number of Shares set forth in the Notice of Grant, at the Exercise Price per Share set forth in the Notice of Grant, and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 10.4 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.

Exercise of Option.

(a)

Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)

Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.

Optionee’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.

Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5.

Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)

cash or check;

(b)

consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)

surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

6.

Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.

Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.

Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9.

Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)

Exercise of NSO.  There may be a regular federal income tax liability upon the exercise of an NSO.  The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)

Exercise of ISO.  If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

(c)

Disposition of Shares.  In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes.  If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.  Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(d)

Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10.

Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the laws of the State of Nevada.

11.

No Guarantee of Continued Service.  Optionee acknowledges and agrees that the vesting of shares pursuant to the vesting schedule hereof is earned only by continuing as a service provider at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder).  Optionee further acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a service provider for the vesting period, for any period, or at all, and shall not interfere in any way with optionee’s right or the Company’s right to terminate optionee’s relationship as a service provider at any time, with or without cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

SJL:S:\China Broadband Corp\Governance\Options\Option Agreement Revised Dec 04.doc

EXHIBIT A

BIG SKY ENERGY CORPORATION STOCK AWARD PLAN

EXERCISE NOTICE

Big Sky Energy Corporation

750-440-2 Avenue SW

Calgary, Alberta

T2P 5E9

Attention:  Corporate Governance and Compliance

1.

Exercise of Option.  Effective as of today, ___________, 20__, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ________ shares of the Common Stock (the “Shares”) of Big Sky Energy Corporation (the “Company”) under and pursuant to the Big Sky Energy Corporation Stock Award Plan (the “Plan”) and the Stock Option Agreement dated ________, _____ (the “Option Agreement”).

2.

Delivery of Payment.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.

Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.

Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 9 of the Plan.

5.

Company’s Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)

Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)

Exercise of Right of First Refusal.  At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)

Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)

Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)

Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)

Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)

Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the completion of a proposed transfer to an unrelated third party so as the third party is not subject to the provisions of this Section.

6.

Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.

Restrictive Legends and Stop-Transfer Orders.

(a)

Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below, or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)

Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)

Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.

Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.

Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.

Governing Law; Severability.  This Exercise Notice is governed by the laws of the State of Nevada.

11.

Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Name of Optionee:
Signature of Optionee:
Date:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:
COMPANY:	Big Sky Energy Corporation
SECURITY:
AMOUNT:
DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)

Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)

Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c)

Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)

Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Name of Optionee:
Signature of Optionee:
Date:

Big Sky Energy Corporation - Stock Award Plan - 2005

BIG SKY ENERGY CORPORATION

STOCK AWARD PLAN

(Amended as of December 3, 2004 and June 30, 2005)

SECTION 1.  PURPOSE

The purposes of the Big Sky Energy Corporation Stock Award Plan (“the Stock Award Plan”) is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Subsidiaries, and to promote the success of the Company’s business and thereby enhance long-term shareholder value.  Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated hereunder.  Awards of Restricted Stock may also be made under this Plan.

SECTION 2.  DEFINITIONS

As used herein, the following definitions shall apply:

2.1

“Administrator” means the Board or any of its Committees appointed as permitted under this Plan.

2.2

“Applicable Laws” means the legal requirements relating to Stock Award Plans, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

2.3

“Award” means the grant of Restricted Stock or an Option to an Employee or Consultant.

2.4

“Award Agreement” means a written agreement between the Company and a Participant relating to an Award under the Plan.

2.5

“Board” means the Board of Directors of the Company.

2.6

“Cause” means wilful misconduct with respect to, or that is harmful to, the Company or any of its affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

2.7

"Change in Control" shall mean any of the following:

(a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert.  A “Permitted Shareholder” means a holder, as of the date of this Agreement, of voting capital stock of the Company;

(b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company’s shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

(c) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

(d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, and for this purpose the terms “person” and “beneficial ownership” shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2.8

“Code” means the Internal Revenue Code of 1986, as amended.

2.9

“Committee” means a committee of Directors designated by the Board to administer the Plan.  To the extent Rule 16b-3 and/or Code Section 162(m) apply to the Company, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code.  The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

2.10

“Common Stock” means the Common Stock of the Company.

2.11

“Company” means Big Sky Energy Corporation, a Nevada corporation.

2.12

“Consultant” means any person, including an advisor, an advisory board member or director, who is engaged by the Company or any Parent or Subsidiary to render services.

2.13

“Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors.  For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

2.14

“Disability” means permanent and total disability as defined in Code section 22(e)(3).

2.15

“Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code.  The payment of a director’s fee by the Company to a director shall not be sufficient to constitute “employment” of such director by the Company.

2.16

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17

“Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market or Small Cap Market of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the market trading day on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is quoted on the Over the Counter Bulletin Board or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the market trading day on the date of determination, as reported in The Wall Street Journal, Bloomberg or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.18

“Good Reason” means the occurrence of any of the following events or conditions without the Participant’s consent:

(a) a change in the Participant’s status, title, position or responsibilities (including reporting responsibilities) that, in the Participant’s reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto;

(b) a significant reduction in the Participant’s annual base salary that is not part of a Company-wide reduction of salaries;

(c) the Company’s requiring the Participant to be based at any place outside a 50-mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company’s business that is not materially greater than such travel requirements prior to the Change in Control; or

(d) the Company’s failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Participant was participating at the time of a Change in Control, including, but not limited to, the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater).

2.19

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

2.20

“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

2.21

“Option” means a stock option granted pursuant to the Plan.

2.22

“Option Agreement” means a written option agreement between the Company and an Optionee.

2.23

“Optioned Stock” means the Common Stock subject to an Option.

2.24

“Optionee” means an Employee or Consultant who receives an Option.

2.25

“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

2.26

“Participant” means an Employee or Consultant designated to be granted an Award under the Plan.

2.27

“Plan” means the Big Sky Energy Corporation Stock Award Plan together with any and all amendments thereto.

2.28

“Reporting Person” means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.29

"Restricted Stock" means Common Stock awarded to a Participant under this Plan, subject to applicable restrictions.

2.30

"Restricted Stock Agreement" means a written restricted stock agreement between the Company and the Restricted Stock Holder.

2.31

"Restricted Stock Award" means the grant of Restricted Stock pursuant to the Plan.

2.32

"Restricted Stock Holder" means a Participant who receives Restricted Stock pursuant to the Plan.

2.33

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

2.34

“Securities Act” means the Securities Act of 1933, as amended.

2.35

“Share” means a share of the Common Stock, as may be adjusted as permitted under the Plan.

2.36

“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

2.37

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

SECTION 3.  STOCK SUBJECT TO THE PLAN

Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is limited to no more than Twenty (20%) percent of the Issued and Outstanding Common Stock of the Company at any given time.

The shares may be authorized, but un-issued, or reacquired Common Stock.  If an Award should expire or become un-exercisable for any reason without having been exercised in full, the un-purchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.  In addition, any shares of Common Stock which are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

Shares repurchased by the Company pursuant to any repurchase right, which the Company may have, shall not be available for future grant under the Plan.

SECTION 4.  ADMINISTRATION OF THE PLAN

4.1

Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(a) to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;

(b) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

(c) to determine whether and to what extent Awards are granted hereunder;

(d) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

(e) to approve forms of agreement for use under the Plan;

(f) to determine the number of shares of Restricted Stock to be granted hereunder;

(g) to construe and interpret the terms of the Plan and Awards granted under the Plan;

(h) to determine vesting schedules;

(i) to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

(j) to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

4.2

Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

4.3

Administration Pursuant to Section 162(m).  The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation” within the meaning of Section 162(m) of the Code, as applicable.

SECTION 5.  ELIGIBILITY FOR AWARDS

5.1

Recipients of Grants.  Restricted Stock and Nonqualified Stock Options may be granted to Employees, Officers, Directors and Consultants.  Incentive Stock Options may be granted only to Employees.  An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

5.2

Type of Award.  Each Award shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option, or as Restricted Stock.  If not so designated, the Award will be treated as a Nonqualified Stock Option.  Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.  For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

SECTION 6.  AWARDS OF OPTIONS

6.1

Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.  However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2

Option Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, except that (i) in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant, and (ii) in the case of an Incentive Stock Option that is granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

6.3

Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash or check, (ii) cancellation of indebtedness of the Company to Optionee, (iii) promissory note (subject to approval by the Company), (iv) surrender of other Shares that (A) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised, (v) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

6.4

Vesting of Options

(a)

Vesting Schedule.  No Option will be exercisable until it has vested.  The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the following vesting schedule shall apply:

The Option shall vest in full over the course of four years from date of grant as follows:  twenty five percent (25%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; and the remaining seventy-five percent (75%) of the Shares granted under the Option shall vest pro rata monthly, on the same date of the month as the date of grant of the option, over the following thirty-six (36) months of Continuous Status as an Employee or Consultant.  The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, a Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

(b)

Acceleration of Vesting.  The Administrator may accelerate the vesting of one or more outstanding Options at such times and in such amounts as it determines in its sole discretion.  The vesting of Options may also be accelerated in connection with a corporate transaction, as described below.

6.5

Procedure for Exercise; Rights as a Shareholder. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.  Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6 Exercises After Termination of Employment or Consulting Relationship

(a)

Termination of Employment or Consulting Relationship.  Except as otherwise provided herein, in the event of termination of a Participant’s Continuous Status as an Employee or Consultant with the Company, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within three (3) months after the date of such termination, or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such three month period will be treated as an Incentive Stock Option, and that in no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Option Agreement.  To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option should terminate.  No termination shall be deemed to occur and this paragraph shall not apply if (i) Participant is a Consultant who becomes an Employee; or (ii) Participant is an Employee who becomes a Consultant; or (iii) Participant transfers employment among the company and its subsidiaries.

(b)

 Disability of Participant.  Notwithstanding the provisions set forth above, in the event of termination of a Participant’s Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination.  To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option should terminate.

(c)

Death of Participant.  In the event of the death of a Participant during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant.  To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant’s estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.7

Rule 16b-3.  Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required hereunder to qualify for the maximum exemption for Plan transactions.

6.8

Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

SECTION 7.  RESTRICTED STOCK AWARDS

7.1

Grant of Restricted Stock Awards.  Each Restricted Stock Award (i) shall be for a number of Shares determined by the Administrator, and (ii) shall require the Restricted Stock Holder to maintain Continuous Status as an Employee or Consultant for a restricted period determined by the Administrator in order for the restrictions related to such Shares to lapse.  The restrictions and the duration of the restricted period will be set forth in the Restricted Stock Agreement.  The restricted period need not be the same for all Shares subject to the Restricted Stock Award.  For vesting purposes, credit for service as an Employee or Consultant prior to the actual grant of the Restricted Stock Award may be given as part of the Restricted Stock Award.

7.2

Consideration for Restricted Stock Awards.  Restricted Stock may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes (subject to approval by the Plan Administrator), past services and future services.

7.3

Rights of a Restricted Stock Holder.  Except for such restrictions, and subject to provisions under the Plan relating to adjustments to Awards, conditions on issuance of shares, and termination of the Participant’s relationship with the Company, a Restricted Stock Holder shall have all the rights of a shareholder, including but not limited to the right to receive all cash dividends paid on such Restricted Stock and the right to vote such Restricted Stock.  Dividends paid in securities or other property or stock received in connection with a stock split or other distribution with respect to the Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

7.4

Vesting of Restricted Stock.  The restrictions imposed herein shall lapse, and the Participant’s rights in the Restricted Stock shall vest, in accordance with the schedule provided in the Restricted Stock Agreement.  If not so specified in such Restricted Stock Agreement, the restrictions shall lapse according to the following schedule:  restrictions on 25% of the Shares shall lapse after one year of Continuous Service as an Employee or Consultant; the remaining 75% of Shares shall vest pro rata monthly on the last day of each calendar month over the following 36 months of Continuous Service as an Employee or Consultant.  Upon the vesting of the Restricted Stock awarded under the Plan, the Restricted Stock Holder shall be entitled to receive a certificate representing the number of shares of Restricted Stock, as to which restrictions no longer apply, with the remaining shares of Restricted Stock subject to the foregoing restrictions.  The Restricted Stock Holder shall execute a new stock power with respect to any remaining Shares, which are restricted.  The Restricted Stock Holder shall be entitled to receive certificates for any Restricted Stock as to which the Restricted Stock Holder's interest has become vested as provided herein, and the Company shall issue the Restricted Stock Holder such certificates.

7.5

Termination of Employment or Consulting Relationship.  If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant for any reason (other than death or Disability), Restricted Stock theretofore awarded to such Restricted Stock Holder and which at the time of such termination of his or her Continuous Status as an Employee or Consultant is subject to the restrictions imposed by this Section shall, upon such termination of his or her Continuous Status as an Employee or Consultant, be forfeited and returned to the Company and the Restricted Stock Holder shall have no further claim to or interest in such Restricted Stock.  If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant by reason of death or Disability, such Restricted Stock awarded to such Restricted Stock Holder which, at the time of such termination of his or her Continuous Status as an Employee or Consultant, is subject to the restrictions imposed by this Section, shall be free of restrictions and shall not be forfeited.

7.6

Issuance of Restricted Stock.  Where shares of common stock are issued, the Administrator shall request of the Company that each certificate in respect of Restricted Stock awarded under the Plan be registered in the name of the Restricted Stock Holder.  The Restricted Stock Holder shall provide a stock power endorsed in blank to the Company and any certificate representing the Restricted Stock shall bear the following (or a similar) legend:

“The transferability of this certificate and the securities represented hereby are subject to the terms and conditions (including forfeiture) contained in the Big Sky Energy Corporation Stock Award Plan and any and all amendments thereto.  Copies of such Plan are on file in the offices of Big Sky Energy Corporation”

7.7

Adjustments to Restricted Stock Awards.  The Administrator may, in anticipation of a Change in Control, make such adjustments in the terms and conditions of outstanding Restricted Stock, as the Administrator in its sole discretion determines are equitably warranted under the circumstances, including declaring that any Restricted Stock Award not vested shall become fully vested.  The Administrator in its discretion shall have the right to accelerate the time at which the Restricted Stock shall become vested and may do so as to one or more Restricted Stock Holders.

7.8

Restricted Stock Agreement.  At the time of a Restricted Stock Award, the Participant shall enter into a Restricted Stock Agreement with the Company agreeing to the terms and conditions of the Restricted Stock Award and such other matters, as the Company shall in its sole discretion determine.

7.9

Return of Unvested Restricted Stock.  Any Shares of Restricted Stock as to which rights have not vested in accordance with this Plan and as to which a Restricted Stock Holder no longer has any rights under this Plan shall be returned to the Company which thereafter shall have all rights of ownership and which may use such shares for further Awards under this Plan.

SECTION 8.  STOCK WITHHOLDING TO SATISFY

WITHHOLDING TAX OBLIGATIONS

8.1

Withholding Tax.  At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph.  When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant’s current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant’s marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant’s share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld.  For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

8.2

Reporting Persons.  Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required hereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

8.3

Form of Election.  All elections by a Participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

(c) if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required hereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

(d) all elections shall be subject to the consent or disapproval of the Administrator.

8.4

Deferral of Tax Date.  In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

SECTION 9.  ADJUSTMENTS UPON CHANGES

IN CAPITALIZATION; CORPORATE TRANSACTIONS

9.1

Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  The Administrator, whose determination, shall make such adjustment in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

9.2

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action.  To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.

9.3

Change in Control Transactions.  Except as otherwise provided in the instrument that evidences the Option, in the event of any Change in Control, each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become 100% vested.  Notwithstanding the foregoing, vesting of shares subject to such Option shall not so accelerate if and to the extent that (i) in the opinion of the Company’s accountants, it would render unavailable “pooling of interest” accounting for a transaction that would otherwise qualify for such accounting treatment; or (ii) such Option is, in connection with the Change in Control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation.  If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give notice of such determination to the Participants and of the provisions of such assumption or replacement, and any adjustments made (i) to the number and kind of shares subject to the outstanding Awards (or to the options in substitution therefore), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options.  Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Participants.  If such Award is assumed or replaced in the Change in Control and is not otherwise accelerated at that time, vesting of all of the unvested shares subject to such Award shall be accelerated in the event the Participant’s employment or services should subsequently terminate within six months following such Change in Control, unless such employment or services are terminated by the Company for Cause or by the Participant voluntarily without Good Reason.  All unexercised Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control, except to the extent assumed by the successor corporation or an affiliate thereof.

9.4

Certain Distributions.  In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

SECTION 10.  GENERAL

10.1

Non-Transferability Of Options.  Unless otherwise provided under the Option Agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised or purchased during the lifetime of Optionee, only by Optionee.

10.2

Time Of Granting Options.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or the Administrator determines such later date as.  Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

10.3

Conditions Upon Issuance Of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated there under, and the requirements of any Stock Exchange.  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

10.4

Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any grant theretofore made, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

10.5

Reservation Of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.6

Information To Optionees.  At the time of issuance of any securities under the Plan, the Company shall provide to Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities granted under the Plan are issued.

10.7

Employment Relationship.  The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

10.8

Term Of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

10.9

Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company’s bylaws.  In the event such approval is not obtained in a timely manner, no Option granted hereunder shall be treated as an Incentive Stock Option.

Approved by Shareholders June 29, 2001.

Amended and approved by the Nominating and Compensation Committee on June 24, 2004.

Approved by Shareholders December 3, 2004.

Submitted for Approval  by Shareholders June 30, 2005